                                   AMENDMENT

     THIS AMENDMENT is entered into as of this 20th day of August, 1992, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter" and CASCADE NATURAL GAS CORPORATION, hereinafter referred to as "Shipper".

RECITALS:

     A. Transporter and Shipper are parties to that certain Replacement Firm Transportation Agreement dated July 31, 1991 ("Agreement").

     B. Shipper and Transporter desire to amend Article IV of the Agreement to extend the term of the Agreement.

AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1. Section 4.1 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

4.1  This Agreement becomes effective upon
the effective date of the termination of the firm sales Services Agreement dated May 25,
1989, and firm Transportation Agreement dated
June 24, 1988, and shall remain in full force and effect until October 31, 2014, and year to year thereafter at Shipper's sole option.
Shipper may terminate all or any portion of service under this Agreement either at the expiration of the primary term, or upon any anniversary thereafter, by giving written notice to Transporter so stating at least twelve (12) months in advance. Shipper also shall have the sole option to enter into a new Agreement containing the same provisions as this Agreement, for all or any portion of the service under this Agreement at or after the end of the primary term of this Agreement. It is Transporter's and Shipper's intent that this term provision provide
Shipper with a "contractual right to continue such service" and to provide Transporter with concurrent pregranted abandonment of any volume that Shipper terminates within the meaning of 18 CFR section 284.221(d)(2)(i) as promulgated by Order No. 636 on May 8, 1992.

     2. Except as amended herein, the Agreement shall remain in full force and effect.

     3. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

     IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.

                                   NORTHWEST PIPELINE CORPORATION



                                   By     /s/ Matt J. Gillis
                                   Matt J. Gillis
                                   Attorney-In-Fact



ATTEST:                            CASCADE NATURAL GAS
CORPORATION



By:   /s/ Yvonne Fourno            By   /s/ W. Brian Matsuyama
                                   Name     W. Brian Matsuyama
                                   Title       President

                                   AMENDMENT

     THIS AMENDMENT is entered into this 1st day of November, 1992 by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and CASCADE NATURAL GAS CORPORATION, hereinafter referred to as "Shipper".

RECITALS:

A. Transporter and Shipper are parties to that certain Replacement Firm Transportation Agreement (#F-02) dated July 31, 1991, ("Agreement").

B. Transporter and Shipper desire to amend the Agreement to conform to those provisions of the approved Joint Offer of Settlement in Docket No. CP92-79 which are being implemented November 1, 1992.

C. Transporter and Shipper desire to amend Exhibit "A" and "B" of the Agreement to reflect changes to receipt and delivery points.

AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1. The maximum volume set forth in Section 1.1 of the Agreement shall be decreased from 206,123 to 179,068 MMBtu's per day.

     2. Exhibit "A" of the Agreement shall be deleted in its entirety and the attached Exhibit "A" to this Amendment shall be added to and made a part of the Agreement effective November 1, 1992.

     3. Exhibit "B" of the Agreement shall be deleted in its entirety and the attached Exhibit "B" of this Amendment shall be added to and made a part of the Agreement effective November 1, 1992.

     4. Except as amended herein, the Agreement shall remain in full force and effect.

     5. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

     6.   This Amendment may be executed in any number of counterparts.

     IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.

ATTEST:                                 NORTHWEST PIPELINE CORPORATION

By: ____________________                By:   /s/ Matt J. Gillis
Title: _________________                Matt J. Gillis
                                        Vice President, Marketing

ATTEST:                                 CASCADE NATURAL GAS CORPORATION

By: ____________________                By:    O. LeRoy Beaudry
Title: _________________                Name:  O. LeRoy Beaudry
                                        Title:    Vice President
                                                  Supply and Marketing

                                  EXHIBIT "A"

                                    to the

                   REPLACEMENT FIRM TRANSPORTATION AGREEMENT
                              Dated July 31, 1991
                    (As Amended Effective November 1, 1992)

                                    between

                        NORTHWEST PIPELINE CORPORATION
                                      and
                        CASCADE NATURAL GAS CORPORATION

                                RECEIPT POINTS

                                                  Maximum Daily Quantity
                                                            ("MDQ")
Receipt Point                                     For Each Receipt Point
Sumas                                                   89,391

Domestic:

Painter                                                 11,240
Clay Basin                                              16,205
Opal                                                    10,500
South Canyon                                            10,400
Bar X                                                    6,000
Grand Gas                                                1,000
Grand Valley                                             3,732
West Douglas                                             1,500
Foundation Creek                                         1,300
Great Divide                                             1,300
Shute Creek                                             25,000
North Douglas Creek                                      1,500

Total of Canadian and Domestic Sources                 179,068


(Must equal Transportation Contract Demand in Section 1.1)

                                  EXHIBIT "B"

                                    to the

                   REPLACEMENT FIRM TRANSPORTATION AGREEMENT
                              Dated July 31, 1991
                    (As Amended Effective November 1, 1992)

                                    between

                        NORTHWEST PIPELINE CORPORATION
                                      and
                        CASCADE NATURAL GAS CORPORATION


                                DELIVERY POINTS

All points of interconnection between the facilities of Transporter and Shipper which are currently set forth as delivery points on the ODL-1 Service Agreement dated November 1, 1992, except for any of such points which are located on or require transportation through the system of Pacific Gas Transmission Company.

Jackson Prairie
Plymouth LNG

                                   AMENDMENT

     THIS AMENDMENT is entered into this 20th day of October, 1993, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and CASCADE NATURAL GAS CORPORATION, hereinafter referred to as "Shipper".

RECITALS:

     A. Transporter and Shipper are parties to that certain Replacement Firm Transportation Agreement (#F-02) dated July 31, 1991, ("Agreement").

     B. Transporter and Shipper amended the Agreement on November 1, 1992 to conform to the provisions of the approved Joint Offer of Settlement in Docket No. CP92-79 which provided a partial sales conversion until the outstanding Pacific Gas Transmission ("PGT") issues were resolved.

     C. The outstanding PGT issues have been resolved and Shipper and Transporter desire to amend the Agreement to implement a full sales conversion effective November 1, 1993.

     D. Transporter and Shipper desire to amend Exhibit "A" and Exhibit "B" of the Agreement to reflect changes to receipt and delivery points occurring after the Agreement was executed.

AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1. Section 1.1 of the Agreement is hereby amended to reflect an increase in the contract demand by 27,055 MMBtu's/day resulting in a new Transportation Contract Demand of up to 206,123 MMBtu's per day.

     2. Exhibit "A" of the Agreement is hereby deleted in its entirety and the attached Exhibit "A" shall be added to and made a part of the Agreement.

     3. Exhibit "B" of the Agreement is hereby deleted in its entirety and the attached Exhibit "B" shall be added to and made a part of the Agreement.

     4.   This Amendment is effective November 1, 1993.

     5. Except as amended herein, the Agreement shall remain in full force and effect.

     6. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

     IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.

ATTEST:                            NORTHWEST PIPELINE CORPORATION

By: ____________________           By:   /s/ Joe M. Fields
Title: _________________           Joe M. Fields
                                   Attorney-In-Fact

ATTEST:                            CASCADE NATURAL GAS CORPORATION

By: ____________________           By:    King C. Oberg
Title: _________________           Name:  King C. Oberg
                                   Title:    Vice President, Gas Supply

                                EXHIBIT "A"

                                  to the

                    TRANSPORTATION AGREEMENT ("#F-02")
                            Dated July 31, 1991
                       (As Amended November 1, 1993)

                                  between

                      NORTHWEST PIPELINE CORPORATION
                                    and
                      CASCADE NATURAL GAS CORPORATION

                              RECEIPT POINTS

                                                  Maximum Daily
Receipt Point                                     Quantity (MDQ)<F1>
Sumas                                                   89,391

Bar X                                                    1,000
Dove Creek                                               3,500
Dragon Trail                                             2,000
Foundation Creek                                         4,000
Grand Gas                                                  500
Grand Valley Gathering                                   1,000
Green River Gathering                                   19,000
Ignacio Plant                                           11,500
Opal                                                    27,277
Painter                                                  4,900
Piceance                                                 5,000
Prineville *                                             1,437
Red Wash-Chevron                                         3,000
Shute Creek                                              7,000
Starr Road                                              25,618

Total                                                  206,123

* This receipt point is located at the interconnect of the Prineville lateral with PGT's system. Total Starr Road and Prineville volumes are equal to Kingsgate conversion volumes.

<F1> The total of the MDQ'S must equal total transportation contract demand as set forth in Section 1.1.

                                EXHIBIT "B"

                                  to the

                    TRANSPORTATION AGREEMENT ("#F-02")

                            DATED July 31, 1991
                       (As Amended November 1, 1993)

                                  between

                      NORTHWEST PIPELINE CORPORATION
                                    and
                      CASCADE NATURAL GAS CORPORATION


                              DELIVERY POINTS

                                     Maximum Daily
                                   Delivery Obligation
                                        ("MDDO")
    Primary                             for each            Delivery
Delivery Point                       Delivery Point         Pressure
                                        (MMBtu)               (psig)
A&M Rendering Company                      100                   150
A&W Feed Lot Farm Tap                        0                     0
Aberdeen                                 4,400                   375
Acme                                        90                   150
Aluminum Company of American             2,860                   150
Arlington                                2,480                   200
Athena                                   1,150                   150
Baker                                    5,922                   150
Bellingham II                           37,500                   500
Bellingham                              17,500                   300
Bremerton (Shelton)                      7,102                   375
Brulotte Hop Farm Tap                        0                     0
Burbank Heights                          7,800                   400
Castle Rock                                220                   150
Dave Rasmussen Farm Tap                      0                     0
DeHanns Dairy Farm Tap                       0                     0
Deming                                     210                   150
Finley                                     430                   300
Grandview                                3,200                   175
Green Circle Farms Farm Tap                  0                     0
Hermiston                                7,845                   200
Huntington                                 200                   150
Kalama Farm Tap                            200                   150
Kalama No. 2                             3,900                   400
Kawecki Chemical Company                   382                   150
Kennewick                                8,424                   300
Lawrence                                   100                   150


                                EXHIBIT "B"
                                  to the
                    TRANSPORTATION AGREEMENT ("#F-02")
                            DATED July 31, 1991
                       (As Amended November 1, 1993)
                                  between
                      NORTHWEST PIPELINE CORPORATION
                                    and
                      CASCADE NATURAL GAS CORPORATION
                           DELIVERY POINTS CONT.

                                     Maximum Daily
                                   Delivery Obligation
                                        ("MDDO")
    Primary                             for each            Delivery
Delivery Point                       Delivery Point         Pressure
                                        (MMBtu)               (psig)
Longview-Kelso                           38,400                  400
Lynden                                    1,740                  240
Milton-Freewater                          1,040                  150
LDS Church Farm Tap                           0                    0
Moses Lake                                8,314                  300
Menan Starch                                 43                  150
Mission Farm Tap                              0                    0
Mount Vernon                              5,000                  300
Moxes                                       100                  250
Nyssa-Ontario                             8,125                  400
Oak Harbor                                3,470                  400
Othello                                   4,825                  300
Pasco                                     3,850                  150
Paterson                                  1,000                  150
Pendleton                                 8,620                  300
Plymouth                                  2,500                  400
Prineville <F1>                           1,437                  400
Prosser                                   3,116                  300
Quincy                                    1,770                  250
Richland                                    471                  150
Sandvik Special Metals Corp.                540                  500
Sedro-Woolley                            24,386                  500
Selah                                     2,000                  200
Seventh Day Adventist Farm Tap                0                    0
Stanfield <F2>                           12,403                  150
Sumas                                       280                  150
Sunnyside                                 2,802                  200
Toppenish (Zillah)                        6,586                  300
Umatilla                                  5,760                  250
Utah-Idaho Sugar Company                 19,006                  150
Walla Walla                              11,830                  250
Wenatchee                                 8,740                  225










                                  - 96 -

Woodland                                    920                  150
Yakima                                   17,098                  350
Yakima Chief Farms                           50                  150
Yakima Firing Center                        302                  150

               TOTAL                    318,539

<F1>  Deliveries at Prineville are limited to volumes received at the
Prineville receipt point.
<F2>  Total Stanfield volumes are equal to conversion of MDDO volumes from the PGT delivery points other than Prineville.

                                 AMENDMENT


THIS AMENDMENT is entered into as of this 17th day of December, 1993, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and CASCADE NATURAL GAS CORPORATION, hereinafter referred to as "Shipper".

RECITALS:

     A. Shipper and Transporter are parties to that certain Replacement Firm Transportation Agreement (#F-02) dated July 31, 1991 ("Agreement").

     B. Effective December 17, 1993, the Federal Energy Regulatory Commission ("FERC") approved the sale of the Prineville Lateral facilities to Shipper under Docket No. CP94-40-000.

     C. Shipper and Transporter desire to amend Exhibits "A" and "B" of the Agreement to reflect changes to receipt and delivery points occurring pursuant to the sale of the Prineville Lateral facilities to Shipper.

AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:


     1. Exhibit "A" of the Agreement is hereby deleted in its entirety and the attached Exhibit "A" shall be added to and made a part of the Agreement.

     2. Exhibit "B" of the Agreement is hereby deleted in its entirety and the attached Exhibit "B" shall be added to and made a part of the Agreement.

     3.   This Amendment is effective December 17, 1993.

     4. Except as amended herein, the Agreement shall remain in full force and effect.

     5. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

     IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.


ATTEST:                            NORTHWEST PIPELINE CORPORATION



By:                                By:   /s/ Joe H. Fields
Title:                                       Joe H. Fields
                                           Attorney-In-Fact



ATTEST:                            CASCADE NATURAL GAS CORPORATION



By:                                By:   /s/ King Oberg
Title:                                       King Oberg
                                        Vice President, Gas Supply

                                EXHIBIT "A"

                                  to the

                    TRANSPORTATION AGREEMENT ("#F-02")

                            DATED July 31, 1991
                      (As Amended December 17, 1993)

                                  between

                      NORTHWEST PIPELINE CORPORATION

                                    and

                      CASCADE NATURAL GAS CORPORATION

                              RECEIPT POINTS


                                             Maximum Daily
Receipt Point                                Quantity (MDQ)
Sumas                                           89,391

Bar X                                            2,000
Dove Creek                                       2,500
Dragon Trail                                     4,000
Grand Valley Gathering                           1,000
Green River Gathering                           18,000
Ignacio Plant                                   15,740
Lisbon                                           1,260
Opal                                            30,277
Painter                                          4,900
Piceance                                         5,000
Shute Creek                                      5,000
Starr Road                                      27,055


Total                                          206,123 <F1>

<F1>  The total of the MDQ's must equal total transportation contract demand as set forth in Section 1.1.


                                 EXHIBIT "B"

                                   to the

                     TRANSPORTATION AGREEMENT ("#F-02")

                             DATED July 31, 1991
                       (As Amended December 17, 1993)
                                   between

                       NORTHWEST PIPELINE CORPORATION

                                     and

                       CASCADE NATURAL GAS CORPORATION

                               DELIVERY POINTS

                               Maximum Daily
                             Delivery Obligation
                                  ("MMDO")
  Primary                         for each            Delivery
Delivery Point                 Delivery Point         Pressure
                                  (MMBtu)              (psig)
A&M Rendering Company                      100             150
A&W Feed Lot Farm Tap                        0               0
Aberdeen                                 4,400             375
Acme                                        90             150
Aluminum Company of America              2,860             150
Arlington                                2,480             200
Athena                                   1,150             150
Baker                                    5,922             150
Bellingham II                           37,500             500
Bellingham                              17,500             300
Bremerton (Shelton)                      7,102             375
Brulotte Hop Farm Tap                        0               0
Burbank Heights                          7,800             400
Castle Rock                                220             150
Dave Rasmussen Farm Tap                      0               0
DeHanns Dairy Farm Tap                       0               0
Deming                                     210             150
Finley                                     430             300
Grandview                                3,200             175
Green Circle Farms Farm Tap                  0               0
Hermiston                                7,845             200
Huntington                                 200             150
Kalama Farm Tap                            200             150
Kalama No. 2                             3,900             400
Kawecki Chemical Company                   382             150
Kennewick                                8,424             300
Lawrence                                   100             150

                                 EXHIBIT "B"

                                   to the

                     TRANSPORTATION AGREEMENT ("#F-02")

                             DATED July 31, 1991

                       (As Amended December 17, 1993)

                                   between

                       NORTHWEST PIPELINE CORPORATION

                                     and

                       CASCADE NATURAL GAS CORPORATION

                           DELIVERY POINTS CONT.

                               Maximum Daily
                             Delivery Obligation
                                  ("MMDO")
  Primary                         for each            Delivery
Delivery Point                 Delivery Point         Pressure
                                  (MMBtu)              (psig)
Longview-Kelso                          38,400             400
Lynden                                   1,740             240
Milton-Freewater                         1,040             150
LDS Church Farm Tap                          0               0
Moses Lake                               8,314             300
Menan Starch                                43             150
Mission Farm Tap                             0               0
Mount Vernon                             5,000             300
Moxee                                      100             250
Nyssa-Ontario                            8,125             400
Oak Harbor                               3,470             400
Othello                                  4,825             300
Pasco                                    3,850             150
Paterson                                 1,000             150
Pendleton                                8,620             300
Plymouth                                 2,500             400
Prosser                                  3,116             300
Quincy                                   1,770             250
Richland                                   471             150
Sandvik Special Metals Corp.               540             150
Sedro-Woolley                           24,386             500
Selah                                    2,000             200
Seventh Day Adventist Farm Tap               0               0
Stanfield <F1>                          13,840             150
Sumas                                      280             150

 <F1> Total Stanfield volumes are equal to conversion of MDDO volumes from the PGT delivery points.

                                 EXHIBIT "B"

                                   to the

                     TRANSPORTATION AGREEMENT ("#F-02")

                             DATED July 31, 1991

                       (As Amended December 17, 1993)

                                   between

                       NORTHWEST PIPELINE CORPORATION

                                     and

                       CASCADE NATURAL GAS CORPORATION

                           DELIVERY POINTS CONT.

                               Maximum Daily
                             Delivery Obligation
                                  ("MMDO")
  Primary                         for each            Delivery
Delivery Point                 Delivery Point         Pressure
                                  (MMBtu)              (psig)
Sunnyside                                2,802             200
Toppenish (Zillah)                       6,586             300
Umatilla                                 5,760             250
Utah-Idaho Sugar Company                19,006             150
Walla Walla                             11,830             250
Wenatchee                                8,740             225
Woodland                                   920             150
Yakima                                  17,098             350
Yakima Chief Farms                          50             150

Yakima Firing Center                       302             150

              TOTAL                    318,539